UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

ZOMEDICA PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Phoenix Drive, Suite 180, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K of Zomedica Pharmaceuticals Corp. (the “Company”) filed on June 17, 2020 (the “Original 8-K”) to provide updated information reported under Item 5.02. Except as set forth herein, no other modifications have been made to the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Original 8-K, on June 16, 2020, the Company appointed Robert Cohen as the Company’s Interim Chief Executive Officer, effective immediately. On June 30, 2020, the Company and the Company’s wholly owned subsidiary, Zomedica Pharmaceuticals, Inc. (“ZPI”), entered into an amended and restated executive employment agreement (the “Amended and Restated Agreement”) with Mr. Cohen, amending and restating in its entirety the executive employment agreement, dated June 16, 2020 among Mr. Cohen, the Company and ZPI (the “Prior Agreement”) which is described in the Original 8-K. The Amended and Restated Agreement amends and restates the Prior Agreement to (i) increase Mr. Cohen’s base salary to $341,500 per year and (ii) eliminate the Company’s obligation to reimburse Mr. Cohen for the monthly premiums in connection with his existing health and dental insurance coverage.

The above description of the changes made in the Prior Agreement by the Amended and Restated Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated Executive Employment Agreement, dated June 16, 2020, among Zomedica Pharmaceuticals, Inc., Zomedica Pharmaceuticals Corp. and Robert Cohen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA PHARMACEUTICALS CORP.

Date: July 1, 2020	By:	/s/ Shameze Rampertab
	Name:	Shameze Rampertab
	Title:	Chief Financial Officer